UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2018

First Bancorp

(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification Number)

300 SW Broad Street,
Southern Pines, NC 28387	28387
(Address of Principal Executive Offices)	(Zip Code)

(910) 246-2500

(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 6, 2017, First Bancorp (the “Company”), the holding company for First Bank, entered into the Second Amendment of the Employment Agreement by and between the Company and its Chief Executive Officer, Richard H. Moore (the “Second Amendment”).  The Second Amendment, which was approved by the Company’s Compensation Committee and Board of Directors, modifies the annual long-term incentive awards of restricted stock that the Committee may grant, in its discretion.

The foregoing description of the Second Amendment is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is filed as Exhibit 10.1 to this Report and is incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 6, 2018, the Board of Directors of the Company adopted Amended and Restated Bylaws. The primary modifications effected were to include enhanced remote shareholder participation provisions available under applicable North Carolina corporate law; to clarify the duties and responsibilities of executive officers; to add provisions of applicable North Carolina corporate law pertaining to the creation of Board committees and limitations upon the authority of such committees; to remove provisions no longer relevant or not effective under applicable North Carolina corporate law; and, to group related provisions organizationally in a more consistent fashion.

The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Report and is incorporated herein by reference.

 Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of First Bancorp, dated February 6, 2018.
10.1	Second Amendment of Employment Agreement made and entered into as of February 6, 2018, by and between First Bancorp and Richard H. Moore.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST BANCORP

By:	/s/ Michael G. Mayer
Michael G. Mayer
President

Date: February 9, 2018

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Amended and Restated Bylaws of First Bancorp, dated February 6, 2018.
10.1	Second Amendment of Employment Agreement made and entered into as of February 6, 2018, by and between First Bancorp and Richard H. Moore.